Exhibit 32.1

Certification of Chief Executive Officer

Pursuant to 18 U.S.C. Section 1350,

As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Colony Financial, Inc. (the “Company”) on Form 10-Q for the period from June 23, 2009 (Date of Inception) to June 30, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Richard B. Saltzman, Chief Executive Officer and President of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(i) the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 9, 2009	/s/ Richard B. Saltzman
Richard B. Saltzman Chief Executive Officer and President